OMB APPROVAL
                                                   =============================
                                                   OMB Number: 3235-0116
                                                   =============================
                                                   Expires: August 31, 2005
                                                   =============================
                                                   Estimated average burden
                                                   hours per response: 6.00
                                                   =============================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest reported) March 23, 2004

                                  Avitar, Inc.
             (Exact name of registrant as specified in its chapter)

     Delaware                       1-15695                     06-1174053
(State or other jurisdiction (Commission File Number)    (IRS Employer
  of incorporation)                                         Identification No.)


                          65 Dan Road, Canton, MA 02021
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code    (781) 821-2440

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     The Registrant issued a Press Release on March 23, 2004 announcing the acceptance by The American Stock Exchange (AMEX) of a compliance plan submitted by Avitar intended to regain full compliance with the continued listing standards of the AMEX by July of 2005. A copy of the Press Release is attached to this Report as an Exhibit.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
         (c) Exhibits
                       99.1  Press Release Issued on March 23, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Avitar, Inc.
                                                        (Registrant)

Date       March 24, 2004                               /s/ Jay Leatherman, CFO
                                                        (Signature)